Subsequent events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events
37.
Subsequent events

On January 27, 2026, the Company announced that its indirect subsidiary, MGP, has filed an application with The Stock Exchange of Hong Kong Limited (the “Hong Kong Stock Exchange” or “HKEX”) in connection with a proposed listing (the “Potential Listing”) of MGP’s shares on the Main Board of the Hong Kong Stock Exchange. The Potential Listing is subject to review and approval by the HKEX and other relevant regulatory authorities and market conditions. There is no assurance as to whether or when the Potential Listing will take place.

On March 31, 2026, the Group obtained control over NYDK upon approval of the updated Articles of Association and appointment of majority of the directors on NYDK’s board, in addition to the signed concerted action agreement.